Regions Financial Corporation

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS FINANCIAL CORPORATION $48.8 billion in assets at March 31, 2004 683 banking offices in 9 states 147 brokerage offices in 15 states and Canada Insurance relationships throughout U.S. Serving 2 million households 16,258 employees Approximately $8 billion in market cap

1Q03 1Q04 East 158.6 168.5 1Q03 1Q04 East 0.25 0.17 1Q03 1Q04 East 158.6 168.5 STRONG START TO 2004 Record quarterly earnings of $168.5 million, or 75 cents per diluted share, up 5.6 percent over 2003 and 11 percent linked-quarter, annualized Revenue growth of 5.8 percent over 2003 and 11.7 percent linked-quarter, annualized - driven by EquiFirst and Morgan Keegan Lowest quarterly net charge-offs since 1996 at $13.5 million, or an annualized 0.17 percent of average loans Net income (in millions) $158.6 $168.5 Revenues (in millions) $731.7 $691.6 Net charge-offs* * As a percentage of average loans, annualized 0.17% 0.25%

NEW REGIONS FINANCIAL CORPORATION Pro forma based on March 31, 2004 financial information $81 billion in assets 5 million customers 1,400 banking offices in 15 states Approximately 25,000 employees 147 brokerage offices in 15 states and Canada Insurance relationships throughout U.S. Approximately $14.3 billion in market cap

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 72 2 2 16 10 18 BALANCED AND DIVERSIFIED BUSINESS MIX Combined Revenue Composition1 Source: Regions and Union Planters company reports Note: 1 1Q04; excludes securities gains(losses) Insurance 2% Banking 70% Mortgage Banking 10% Brokerage & Trust 16% Other 2%

REGIONS' RETAIL STRATEGY

A NEW REGIONAL FORCE IN BANKING AND FINANCIAL SERVICES Distribution Strength 5mm Customers 1,400 Branches 1,700 ATMs 1,225 Financial Advisors 450K Online Customers

TOP TEN PRO FORMA MARKETS Improve capital generation in our high return mid-South markets through cost / scale advantages and invest that capital in high growth markets Note: 1 As of and for year ended 12/31/03 Union Planters Regions Regions / Union Planters

SUPERIOR PRODUCT SET AND CHANNELS Regions Ala.- Based Banks National Banks Wire Houses Community Banks Over 1,4001 Locations Thick Client Internet Full Service Brokerage Co. Asset Mgt. Account DDA with Free BillPay Full Service Call Center Over 1,7001 ATMs Full Suite of Consumer Lending Products Insurance Agency High Degree of Local Autonomy 1. Estimated for combined company based on March 31, 2004 data for Regions and Union Planters

REGIONS / MORGAN KEEGAN BECOMING THE "CENTER CELL" OR "NUCLEUS" FOR OUR CLIENTS Managing Some Assets Get All Assets to Manage Insurance Liabilities Qualified Retirement Plan / IRA Stock Options Business Succession Plan Durable Power of Attorney Gifting During Life Charitable Gifting During Life Titling of Assets Choice of Executor / Trustee Distribution Plan for Spouse/ Descendents at Death Charitable Inclinations at Death Most Loyal Relationship

REGIONS BANK REGIONS BANK Estate Planning Savings Plans for Retirement Lending For Commercial Expansion Lending for Small Business Provide Basic Banking Lending for Education Lending for Home and Auto Savings Plans to Supplement Income Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m

MORGAN KEEGAN RMK Fund Family Create and Grow Wealth Protect and Preserve Wealth Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death FSA Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m

Estate Planning Savings Plans for Retirement Lending For Commercial Expansion Lending for Small Business Provide Basic Banking Lending for Education Lending for Home and Auto Savings Plans to Supplement Income Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m RMK Fund Family Create and Grow Wealth Protect and Preserve Wealth Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death FSA

Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m RMK Fund Family Create and Grow Wealth Protect and Preserve Wealth Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death FSA Estate Planning Savings Plans for Retirement Lending for Small Business Provide Basic Banking Lending for Education Lending for Home and Auto Savings Plans to Supplement Income Lending For Commercial Expansion

Credit & Debit Cards Consumer Loans DDAs Asset Manage- ment Financial Planning Estate Planning RMK Funds 401ks LOCs Equities Annuities Jumbo Mortgages Small Business Equity LOCs 529 Plans Investor IRAs Ultra High Net Worth > $10M Affluent $1-10M Middle Market $250m-1M Mass Market < $250m

MORGAN KEEGAN - LEADING REGIONAL BROKERAGE PLATFORM 147 brokerage locations in 16 states and Canada 900 financial advisors 524 FSA's Brokerage assets of $40 billion Trust assets of $22 billion Presence in 90 Regions Bank branches Morgan Keegan and Regions 717 bank branches Approximately 384 series 6 / 7 brokers 1,200 FSR's Brokerage assets of $2 billion Trust assets of $8.6 billion Potential for Morgan Keegan expansion into the Union Planters branch network Union Planters Note: 1 Not included are offices in MA (1), NY (2), PA (1), VA (2) and Canada (1)

2001 2002 2003 REGIONS 239 320 362 EFC 183 155 161 2001 2002 2003 REGIONS 43 44 59 UP 15 15 13 PROVEN ABILITY TO LEVERAGE ENHANCED RETAIL FOOTPRINT Average Brokerage Assets Per Financial Advisor ($ in Millions) Retail Brokerage Revenue Per Financial Advisor ($ in Thousands) 23% CAGR 17% CAGR Union Planters Regions

PERFORMANCE ENHANCEMENT Characteristics of High vs. Low Performing Branches Sales Leader Incentive Plan Data Sales Plan Guide Incentives Sales Review Results Chart the Course Tracking and Reporting Results Book of Business Performance Market Data Branch Traffic Data Branch Merchandising Human Resources Data

2000 2001 2002 2003 16 42 92 179 CHAIRMAN'S CLUB # OF BRANCHES 16 42 92 179 2003 Average Retail Growth in Chairman's Club Branches Loans 25.6% Fee Income 14.5% Deposits 9.0%

DEPOSIT ACQUISITION CAMPAIGN Progress of 2004 Goals as of May 31, 2004 Acquire 250,000 new Demand Deposit Accounts (DDAs) 73,374 new DDAs have been opened (29.35% of annual goal) 20% penetration of RegionsNet with Bill Pay across new DDAs Currently at 16.19% (blended) 75% penetration of Visa Check Card across new DDAs Currently at 72.06% (blended)

DEMAND DEPOSIT ACCOUNT OPEN / CLOSE RATIO Jan-Apr 03 Jan-Apr 04 % Increase Total 1.07 1.19 10.6% Jan-Apr 03 Jan-Apr 04 % Increase Total 1.01 1.46 44.6% All DDA Accounts Campaign DDA Accounts

CUSTOMER RETENTION THROUGHOUT MERGER INTEGRATION Continuous measurement and tracking of customer service and satisfaction during merger integration Frequent communications to customers and employees regarding merger updates Evaluation of merger relationship satisfaction Identifying and addressing customer concerns Key service aspects (products, services, channels)

Customer Retention & Growth Ongoing Branch Service Satisfaction Associate Focus Groups Customer Focus Groups Customer Satisfaction Surveys Closed Account Studies Associate Engagement Surveys Mortgage Origination Satisfaction Surveys New Account Satisfaction Studies VRU Surveys for Call Center Satisfaction Associate Turn Over Analysis Associate Exit Interview Surveys CUSTOMER RETENTION THROUGHOUT MERGER INTEGRATION

QUALITY OF SERVICE GROUP 1999 2000 2001 2002 2003 Deposit Operations Regions Call Center Regions Solutions Center Loan Operations Technology System Availability Technology Service Standards Collection and Recovery RMI HR on Call ATM Uptime E-Commerce

STRATEGY Maximize capital generation in our high return mid-south markets through cost / scale advantages Leverage scale and breadth of combined organizations to: Invest in our high growth markets; Overlay proven ability of Morgan Keegan to leverage enhanced retail footprint; and Maximize merger synergies Accelerate improving credit trends at Union Planters Leverage Regions' proven credit culture and results Integrate intelligently and carefully by focusing on our customers, associates, and communities

CREATING SIGNIFICANT SHAREHOLDER VALUE Pro forma cash accretion of over 5% for both companies by 2005 Projected annual cost savings of $200 million per year by 2007 Disciplined management based on capital allocation Creation of #1 franchise in the six state mid-South region with strong distribution and product capabilities Morgan Keegan is excited to leverage all 15 states in the combined footprint Mortgage will be optimized for more efficient, effective operation Dividend yield of 4.4% as of June 14, 2004 Successful execution is our top priority

Regions Financial Corporation